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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2003

WALTER INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or organization)	000-20537 (Commission File Number)	13-3429953 (I.R.S. Employer Identification No.)
4211 W. Boy Scout Boulevard, Tampa, Florida 33607 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (813) 871-4811

NOT APPLICABLE
Former name or former address, if changed since last report

Item 9. Regulation FD Disclosure

        On June 19, 2003, Walter Industries, Inc. issued a press release announcing the election of a new director and the resignation of a current director. A copy of the press release is attached hereto as Exhibit (99) and is hereby incorporated by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INDUSTRIES, INC.
By:	/s/ CHARLES E. CAUTHEN Title: Charles E. Cauthen Sr. Vice President and Controller

        Date: June 19, 2003

Exhibit Index

(99.1)
Press release dated: June 19, 2003, issued by Walter Industries, Inc.

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SIGNATURES
Exhibit Index